Item G.1.a.ii. Provision of financial support.

(a) Description of nature of support.

Versus Capital Advisors LLC entered into an agreement with the Fund to ensure that the Fund can meet its obligations with respect to certain unfunded commitments as they come due.

(b) Person providing support.

Versus Capital Advisors LLC

(c) Brief description of relationship between the person providing support and the Registrant.

The investment adviser to Versus Capital Infrastructure Income Fund.

(d) Date support provided.

Agreement executed April 1, 2024

(e) Amount of support.

Versus Capital Advisors LLC agreed to fund up to approximately $46,000,000 for unfunded commitments. Ultimately the Fund has not required any support to meet these commitments.

(f) Security supported (if applicable). Disclose the full name of the issuer, the title of the issue (including coupon or yield, if applicable) and at least two identifiers, if available (e.g., CIK, CUSIP, ISIN, LEI).

Not applicable.

(g) Value of security supported on date support was initiated (if applicable).

Not applicable.

(h) Brief description of reason for support.

Ensure that the Fund will have sufficient cash and cash equivalents to satisfy unfunded commitments known and agreed to by the Fund.

(i) Term of support.

Until terminated

(j) Brief description of any contractual restrictions relating to support.

None